UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Master Revolving Credit Agreement

On April 14, 2023, ITC Holdings Corp. (“Holdings”) and certain of its wholly-owned subsidiaries, which include ITC Midwest LLC (“ITC Midwest”), ITC Great Plains, LLC (“Great Plains”), Michigan Electric Transmission Company, LLC (“METC”) and International Transmission Company (“ITCTransmission”; and collectively, with Holdings, ITC Midwest, Great Plains and METC, the “Borrowers” and each a “Borrower”), entered into a Revolving Credit Agreement (the “Revolving Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo Bank”), Wells Fargo Securities, LLC, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunners, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”) and each other party thereto. The Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which the Borrowers may borrow an aggregate principal amount of $1,000,000,000 (subject to certain borrowing sublimits for each of the Borrowers as set forth in the Revolving Credit Agreement). The Revolving Credit Agreement also includes the ability of the Borrowers to request the issuance of letters of credit in an aggregate principal amount not to exceed $300,000,000 (subject to certain sublimits for each of the Borrowers as set forth in the Revolving Credit Agreement).

In connection with the closing of the Revolving Credit Agreement, on April 14, 2023, the Borrowers used funds borrowed under the Revolving Credit Agreement to replace and refinance in full each of (i) that certain Amended and Restated Revolving Credit Agreement, dated as of January 10, 2020 and as amended as of May 17, 2021, by and among Holdings, Wells Fargo Bank, as the administrative agent, and the lenders party thereto, (ii) that certain Amended and Restated Revolving Credit Agreement, dated as of January 10, 2020 and as amended as of May 17, 2021, by and among ITC Midwest, Wells Fargo Bank, as the administrative agent, and the lenders party thereto, (iii) that certain Amended and Restated Revolving Credit Agreement, dated as of January 10, 2020 and as amended as of May 17, 2021, by and among ITC Great Plains, Wells Fargo Bank, as the administrative agent, and the lenders party thereto, (iv) that certain Amended and Restated Revolving Credit Agreement, dated as of January 10, 2020 and as amended as of May 17, 2021, by and among METC, Wells Fargo Bank, as the administrative agent, and the lenders party thereto and (v) that certain Amended and Restated Revolving Credit Agreement, dated as of January 10, 2020 and as amended as of May 17, 2021, by and among ITCTransmission, Wells Fargo Bank, as the administrative agent, and the lenders party thereto. In addition to refinancing the foregoing indebtedness, funds borrowed under the Revolving Credit Agreement may be used for the general corporate purposes of the Borrowers and their subsidiaries.

The Revolving Credit Agreement contains covenants that: (a) place limitations on liens; and mergers, consolidations, liquidations and sales of all or substantially all assets; (b) require Holdings to maintain a maximum debt to capitalization ratio of 80% as of the last day of each fiscal quarter and each other Borrower (other than Holdings) to maintain a maximum debt to capitalization ratio of 65% as of the last day of each fiscal quarter; and (c) require Holdings to not permit the FFO Ratio (as defined in the Revolving Credit Agreement) to be less than 9.0% as of the last day of each fiscal quarter.

The Revolving Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate all commitments to lend. The maturity date of the Revolving Credit Agreement is April 14, 2028.

At the applicable Borrower’s option, loans under the Revolving Credit Agreement will bear interest at a rate equal to either (a) adjusted Term SOFR plus an applicable margin of 1.25% plus certain adjustments specified in the Revolving Credit Agreement or (b) at a base rate, which is defined as the highest of (i) the administrative agent’s publicly-announced prime rate, (ii) 0.50% above the Federal Reserve Bank of New York rate or (iii) 1% above adjusted Term SOFR for a one-month interest period on such day, plus an applicable margin of 0.25%, in each case subject to adjustments based on ratings set forth in the Revolving Credit Agreement.

The foregoing description of the Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement. A copy of the Revolving Credit Agreement is attached hereto as Exhibit 10.216 and incorporated herein by reference as though fully set forth herein.

In the ordinary course of their respective businesses, certain of the Lenders under the Revolving Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Borrowers and their affiliates for which they have in the past received, and may in the future receive, customary fees.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.216	Revolving Credit Agreement, dated as of April 14, 2023, among ITC Holdings Corp., ITC Midwest LLC, ITC Great Plains, LLC, Michigan Electric Transmission Company, LLC and International Transmission Company, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, Wells Fargo Bank, National Association, in its capacity as administrative agent, Wells Fargo Securities, LLC, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunners and Barclays Bank PLC, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Nova Scotia, as co-syndication agents.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2023

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral

Its:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary